Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Antonio Treminio, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)
the quarterly report on Form 10-Q of Novo Energy Corporation for the period ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Novo Energy Corporation.

Date: February 22, 2010

/s/ Antonio Treminio
Antonio Treminio
Chief Executive Officer, Chief Financial Officer
Acting Principal Accounting Officer